                                    FORM OF
                   SUPPLEMENT TO INVESTMENT ADVISORY AGREEMENT
                                       OF
                            MORGAN STANLEY FUND, INC.
                           (MORGAN STANLEY VALUE FUND)


     Supplement dated as of _________________, 1996 (the "Supplement") to Investment Advisory Agreement (the "Agreement") between Morgan Stanley Fund, Inc. (the "Fund"), and Morgan Stanley Asset Management Inc. (the
"Adviser").

                                    RECITALS

     The Fund has executed and delivered the Agreement, dated as of November 17, 1992, between the Fund and the Adviser. The Agreement sets forth the rights and obligations of the parties with respect to the management of the Investment Funds of the Fund. The Fund has created one additional Investment Fund: Morgan Stanley Value Fund (the "Value Fund").

                                   AGREEMENTS

     NOW, therefore, the parties agree as follows:

     The percentage rate in Paragraph 3 of the Agreement will be as follows with respect to the Value Fund:

                                                 Annual
          Investment Fund                    Percentage Rate
          ---------------                    ---------------

          Value Fund                              _____%

     This Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     The parties listed below have executed this Supplement as of the ___th day of _____________, 1996.



                                        MORGAN STANLEY ASSET
                                        MANAGEMENT INC.

                                        By:___________________
                                        Name:
                                        Title:


                                        MORGAN STANLEY FUND, INC.

                                        By:____________________
                                        Name:
                                        Title:

                                    FORM OF
                   SUPPLEMENT TO INVESTMENT ADVISORY AGREEMENT
                                       OF
                            MORGAN STANLEY FUND, INC.
                       (MORGAN STANLEY GLOBAL EQUITY FUND)


     Supplement dated as of ___________________, 1996 (the "Supplement") to Investment Advisory Agreement (the "Agreement") between Morgan Stanley Fund, Inc. (the "Fund"), and Morgan Stanley Asset Management Inc. (the
"Adviser").

                                    RECITALS

     The Fund has executed and delivered the Agreement, dated as of November 17, 1992, between the Fund and the Adviser. The Agreement sets forth the rights and obligations of the parties with respect to the management of the Investment Funds of the Fund. The Fund has created one additional Investment Fund: Morgan Stanley Global Equity Fund (the "Global Equity Fund").

                                   AGREEMENTS

     NOW, therefore, the parties agree as follows:

     The percentage rate in Paragraph 3 of the Agreement will be as follows with respect to the Global Equity Fund:

                                                 Annual
          Investment Fund                    Percentage Rate
          ---------------                    ---------------

          Global Equity Fund                    ________%

     This Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     The parties listed below have executed this Supplement as of the ___th day of _____________, 1996.



                                        MORGAN STANLEY ASSET
                                        MANAGEMENT INC.

                                        By:___________________
                                        Name:
                                        Title:


                                        MORGAN STANLEY FUND, INC.

                                        By:____________________
                                        Name:
                                        Title:

                                    FORM OF
                   SUPPLEMENT TO INVESTMENT ADVISORY AGREEMENT
                                       OF
                            MORGAN STANLEY FUND, INC.
                   (MORGAN STANLEY EMERGING MARKETS DEBT FUND)


     Supplement dated as of ___________________, 1996 (the "Supplement") to Investment Advisory Agreement (the "Agreement") between Morgan Stanley Fund, Inc. (the "Fund"), and Morgan Stanley Asset Management Inc. (the
"Adviser").

                                    RECITALS

     The Fund has executed and delivered the Agreement, dated as of November 17, 1992, between the Fund and the Adviser. The Agreement sets forth the rights and obligations of the parties with respect to the management of the Investment Funds of the Fund. The Fund has created one additional Investment Fund: Morgan Stanley Emerging Markets Debt Fund (the "Emerging Markets Debt Fund").

                                   AGREEMENTS

     NOW, therefore, the parties agree as follows:

     The percentage rate in Paragraph 3 of the Agreement will be as follows with respect to the Emerging Markets Debt Fund:

                                                 Annual
          Investment Fund                    Percentage Rate
          ---------------                    ---------------

          Emerging Markets Debt Fund             ______%

     This Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     The parties listed below have executed this Supplement as of the ___th day of _____________, 1996.



                                        MORGAN STANLEY ASSET
                                        MANAGEMENT INC.

                                        By:___________________
                                        Name:
                                        Title:


                                        MORGAN STANLEY FUND, INC.

                                        By:____________________
                                        Name:
                                        Title:

                                    FORM OF
                   SUPPLEMENT TO INVESTMENT ADVISORY AGREEMENT
                                       OF
                            MORGAN STANLEY FUND, INC.
                       (MORGAN STANLEY EQUITY GROWTH FUND)


     Supplement dated as of ___________________, 1996 (the "Supplement") to Investment Advisory Agreement (the "Agreement") between Morgan Stanley Fund, Inc. (the "Fund"), and Morgan Stanley Asset Management Inc. (the
"Adviser").

                                    RECITALS

     The Fund has executed and delivered the Agreement, dated as of November 17, 1992, between the Fund and the Adviser. The Agreement sets forth the rights and obligations of the parties with respect to the management of the Investment Funds of the Fund. The Fund has created one additional Investment Fund: Morgan Stanley Equity Growth Fund (the "Equity Growth Fund").

                                   AGREEMENTS

     NOW, therefore, the parties agree as follows:

     The percentage rate in Paragraph 3 of the Agreement will be as follows with respect to Equity Growth Fund:

                                                 Annual
          Investment Fund                    Percentage Rate
          ---------------                    ---------------

          Equity Growth Fund                     _______%

     This Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     The parties listed below have executed this Supplement as of the ___th day of _____________, 1996.



                                        MORGAN STANLEY ASSET
                                        MANAGEMENT INC.

                                        By:___________________
                                        Name:
                                        Title:


                                        MORGAN STANLEY FUND, INC.

                                        By:____________________
                                        Name:
                                        Title:

                                    FORM OF
                   SUPPLEMENT TO INVESTMENT ADVISORY AGREEMENT
                                       OF
                            MORGAN STANLEY FUND, INC.
                      (MORGAN STANLEY MID CAP GROWTH FUND)


     Supplement dated as of ___________________, 1996 (the "Supplement") to Investment Advisory Agreement (the "Agreement") between Morgan Stanley Fund, Inc. (the "Fund"), and Morgan Stanley Asset Management Inc. (the
"Adviser").

                                    RECITALS

     The Fund has executed and delivered the Agreement, dated as of November 17, 1992, between the Fund and the Adviser. The Agreement sets forth the rights and obligations of the parties with respect to the management of the Investment Funds of the Fund. The Fund has created one additional Investment Fund: Morgan Stanley Mid Cap Growth Fund (the "Mid Cap Growth Fund").

                                   AGREEMENTS

     NOW, therefore, the parties agree as follows:

     The percentage rate in Paragraph 3 of the Agreement will be as follows with respect to Mid Cap Growth Fund:

                                                 Annual
          Investment Fund                    Percentage Rate
          ---------------                    ---------------

          Mid Cap Growth  Fund                   _______%

     This Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     The parties listed below have executed this Supplement as of the ___th day of _____________, 1996.



                                        MORGAN STANLEY ASSET
                                        MANAGEMENT INC.

                                        By:___________________
                                        Name:
                                        Title:


                                        MORGAN STANLEY FUND, INC.

                                        By:____________________
                                        Name:
                                        Title: